1838
                            INTERNATIONAL EQUITY FUND
                               -------------------
                          FIVE RADNOR CORPORATE CENTER,
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                  Annual Report
                                October 31, 1996

                                                               November 4, 1996
TO THE SHAREHOLDER:

The Net Asset Value of your Fund as of October 31, 1996 was $10.44 per share. This represents a total return of 9.1% for the year ending October 31, 1996. During the second half of this fiscal year, the net asset value per share lost 3.1%, while the first six months of the year showed a total return of 12.6%. The number of shares outstanding rose by 126% to 3,945,864.

               Comparison of Change in Value of 10,000 Investment

   Average Annual Total Return*
       for the Period Ended
         October 31, 1996
   ----------------------------

1 Year               Since Inception
------               ---------------
 9.11%                    3.86%

[The following information was depicted as a line graph in the printed material]


 Date        1838 International Equity Fund      EAFE Index
 ----        ------------------------------      ----------
Aug-03-95              $10,000                    $10,000
Oct-31-95                9,610                      9,550
Apr-30-96               10,820                     10,820
Oct-31-96               10,490                     10,560


* Includes all expenses and/or charges, and thus represents a "net return". Total return for the period 12/31/95 to 10/31/96 is 2.9%. The Fund's returns are higher due to the Investment Advisor's maintenance of expenses. The 1838 International Equity Fund commenced operations on August 3, 1995.

The big difference between the two six-month periods was the turnaround in the performance of the Japanese and a number of emerging equity markets, particularly in South East Asia. After a strong start in 1996, these markets lost their attraction to foreign investors for various reasons:

1. A slowdown in economic growth due to lower exports of electronics (South East Asia);

2.   Deteriorating current accounts and weak currencies (Thailand and Korea);

3. Perceived or actual political instability (Japan, Korea, Mexico and Thailand); and

4. The potential for large issuance of new shares in privatizations and restructuring of balance sheets (Japan, Korea and the Philippines).

                  Past performance is not predictive of future results. Investment returns and principal values will fluctuate, so that, when redeemed, shares may be worth less than their original cost.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The European markets, however, continued their favorable development, with bond yields continuing on a downward trend through October providing a key stimulus.

The Fund's investment strategy continues to focus on diversification over the different regions, concentrating on market leaders within each region. During the last six months, we invested the cash that resulted from the issuance of new shares of the Fund primarily in emerging markets, and in Hong Kong and Europe. Market corrections and high volatility are common in individual markets of emerging economies and offer opportunities to increase the Fund's exposure to the high growth that successful companies in these markets offer. We view Hong Kong as one of the most attractive investment areas in the world, as we are optimistic about next July's transfer of power to China, and its modest valuations. In Europe, in addition to the beneficial effect of lower interest rates, equity markets benefit from the increased attention of company managers to creating shareholder value. A long term process of corporate restructuring is under way to improve global competitiveness and raise returns on equity.

Our increased exposure in Europe benefitted the Fund's performance, but we would have done better delaying raising our exposure in emerging markets to 10% at the end of October. At 28%, the Fund is under-represented in Japan. We expect further consolidation in this market.

We believe that at today's valuations, the share prices of the companies owned by the Fund are attractive in relation to their expected earnings. This offers good prospects for the coming year.

                               Sincerely,

                               /s/Hans van den Berg

                               Hans van den Berg
                               Vice President & Portfolio Manager


 12/30/96. Shares of the 1838 International Equity Fund are distributed by Rodney Square Distributors, Inc.
 Past performance is not predictive of future results. Investment returns and principal values will fluctuate, so that, when redeemed, shares may be worth less than their original cost.

SCHEDULE OF NET ASSETS

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           Value
                                                                                         Shares           (Note 2)
                                                                                         ------           --------
COMMON STOCK -- 99.9%
ARGENTINA -- 0.7%
   Yacimientos Petroliferos Fiscades S.A.  Oil & Gas Exploration.............             13,000           $295,750
                                                                                                         ----------
AUSTRALIA -- 1.8%
   Broken Hill Proprietary Co.             Metals - Diversified..............             35,404            469,977
   News Corp. Ltd.                         Publishing, Broadcasting..........             50,111            285,146
                                                                                                         ----------
                                                                                                            755,123
                                                                                                         ----------
BRAZIL -- 0.9%
   Cia Cervejaria Brahma Sponsor ADR       Brewery...........................             32,000            390,000
                                                                                                         ----------

CHILE -- 0.8%
   Compania Telecomunicacion Chile ADR     Telecommunications................              3,500            345,188
                                                                                                         ----------

FRANCE -- 6.8%
   Accor                                   Lodging...........................              3,361            422,817
   Carrefour Supermarche                   Retail - Grocery..................                600            333,549
   Compagnie Gen Des Eaux                  Service Company...................              4,000            478,906
   LVMH (Moet-Hennessy)                    Wines & Spirits...................              1,950            447,446
   Rhone Poulenc                           Chemicals ........................             21,318            632,861
   Total SA (B Shares)                     Oil & Gas Exploration.............              6,000            470,166
                                                                                                         ----------
                                                                                                          2,785,745
                                                                                                         ----------
GERMANY -- 5.9%
   BASF AG                                 Chemicals Manufacturer............             15,000            480,445
   Bayer AG                                Chemicals.........................             15,000            567,798
   Mannesmann AG                           Machinery Manufacturer............              1,300            507,577
   SAP ADR                                 Computers, Software...............              7,000            323,750
   Veba AG                                 Electric Utility..................             10,000            534,908
                                                                                                         ----------
                                                                                                          2,414,478
                                                                                                         ----------
HONG KONG -- 6.9%
   Cheung Kong Holdings, Ltd.              Real Estate.......................             52,000            417,103
   Citic Pacific Ltd.                      Holding Company...................             90,000            437,803
   Henderson Land Dev.                     Real Estate.......................             40,000            355,780
   HSBC Holdings                           Financial Services................             41,009            835,619
   Hutchinson Whampoa                      Real Estate, Transportation
                                             & Telecommunications............             56,000            391,228
   Sun Hung Kai Properties                 Real Estate.......................             35,000            398,473
                                                                                                         ----------
                                                                                                          2,836,006
                                                                                                         ----------

                       See notes to financial statements.
                                       3

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           Value
                                                                                         Shares           (Note 2)
                                                                                         ------           --------
INDONESIA -- 1.6%
   PT Bank Intl. Indonesia                 Banking...........................            428,090           $344,685
   Telekomunik Indonesia Sponsor ADR       Telecommunications................             10,000            300,000
                                                                                                         ----------
                                                                                                            644,685
                                                                                                         ----------
ITALY -- 1.6%
   Telecom Italia Mobile Spa               Telecommunications................            310,000            641,389
                                                                                                         ----------

JAPAN -- 28.0%
   Asahi Glass Co., Ltd.                   Glass Manufacturer................             44,000            465,159
   Asatsu Inc.                             Advertising.......................             12,300            456,199
   Canon Inc. ADR                          Manufacturing - Electronics.......              5,200            501,150
   Industrial Bank of Japan                Banking...........................             19,000            379,968
   Japan Telecom Co., Ltd.                 Telecommunications................                 24            579,334
   Konica Corp.                            Photography Equipment.............             58,000            388,848
   Kyocera Corp.                           Bioceramics Manufacturer..........             10,000            661,618
   Marubeni Corp.                          Miscellaneous Distributor.........            111,000            515,348
   Mitsubishi Trust & Banking              Banking...........................             31,000            458,816
   Mitsubishi Heavy Industries, Ltd.       Heavy Machinery...................             55,000            423,973
   Mitsubishi Estate Co., Ltd.             Real Estate.......................             35,000            437,848
   Mitsubishi Materials Corp.              Metals - Diversified..............             88,000            392,284
   Mitsui Toatsu Chemicals                 Chemicals.........................            109,000            382,188
   Nippon Steel Corp.                      Steel Manufacturer................            140,000            409,481
   Nippondenso Co. Ltd.                    Electronics.......................             25,000            519,780
   Nomura Securities, Co., Ltd.            Securities Dealer.................             27,000            447,187
   Obayashi Corp.                          Construction......................             60,000            464,102
   Seven-Eleven                            Retail - Grocery..................              6,300            367,423
   Sharp Corp.                             Electronics.......................             43,000            655,363
   Sumitomo Bank                           Banking...........................             30,000            528,590
   Takeda Chemicals Industries             Pharmaceuticals...................             30,000            515,375
   TDK Corp.                               Magnetic Tapes, Floppy &
                                             Optical Discs...................             12,000            706,196
   Tokio Marine & Fire                     Insurance.........................             37,000            407,455
   Toyota Motor Corp.                      Automobile Manufacturer...........             20,000            473,968
                                                                                                         ----------
                                                                                                         11,537,653
                                                                                                         ----------
KOREA -- 1.1%
   Korea Mobile Telecom ADR                Communications....................             18,000            225,000
   Samsung Electronics GDR*                Electronics.......................             10,000            215,000
                                                                                                         ----------
                                                                                                            440,000
                                                                                                         ----------
MALAYSIA -- 2.6%
   Genting Berhad                          Resorts - Plantation..............             25,000            187,270
   Malayan Banking                         Banking...........................             33,000            326,979

                       See notes to financial statements.
                                       4

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           Value
                                                                                         Shares           (Note 2)
                                                                                         ------           --------
MALAYSIA -- CONTINUED
   Sungei Way Holdings Berhad              Manufacturing.....................             55,000           $313,900
   United Engineers, Ltd.                  Engineering & Construction........             30,000            237,802
                                                                                                         ----------
                                                                                                          1,065,951
                                                                                                         ----------
MEXICO -- 1.5%
   Grupo Casa Autrey ADR                   Pharmaceuticals...................             17,500            330,312
   Transportation Maritima Mexicana SA     Shipping..........................             40,000            280,000
                                                                                                         ----------
                                                                                                            610,312
                                                                                                         ----------
NETHERLANDS -- 6.0%
   Aegon N.V.                              Insurance.........................             10,109            514,694
   Akzo N.V.                               Chemicals.........................              4,000            504,543
   Ing Groep, N.V.                         Financial Services................             17,240            538,051
   Koninklijke Ahold N.V.                  Retail Food Distributor...........              8,000            467,257
   Stork N.V.                              Miscellaneous Manufacturing.......             14,837            464,805
                                                                                                         ----------
                                                                                                          2,489,350
                                                                                                         ----------
PANAMA -- 1.0%
   Banco Latinoamercano DE
      Exportaciones S.A. ADR (E Shares)    Banking...........................              8,000            418,000
                                                                                                         ----------

PHILIPPINES -- 0.5%
   Pilipino Telephone Corp.                Telecommunications................            250,000            221,167
                                                                                                         ----------

SINGAPORE -- 0.9%
   Singapore Press Holdings                Publishing........................              8,000            132,728
   United O/S Bank                         Banking...........................             23,000            223,412
                                                                                                         ----------
                                                                                                            356,140
                                                                                                         ----------
SPAIN -- 3.2%
   Banco Santander SA                      Banking...........................             10,000            514,026
   Empresa Nacional DE Electricidad SA     Utility...........................              8,000            490,326
   Repsol SA                               Oil & Gas Exploration.............             10,000            326,858
                                                                                                         ----------
                                                                                                          1,331,210
                                                                                                         ----------
SWEDEN -- 2.7%
   Astra AB (A Shares)                     Pharmaceuticals...................             11,000            506,233
   Atlas Copco AB (A Shares)               Machinery Manufacturer............             30,000            621,743
                                                                                                         ----------
                                                                                                          1,127,976
                                                                                                         ----------


                       See notes to financial statements.
                                       5

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           Value
                                                                                         Shares           (Note 2)
                                                                                         ------           --------
SWITZERLAND -- 4.0%
   ABB AG                                  Electrical Machinery..............                500           $621,865
   Ciba-Geigy AG                           Pharmaceuticals...................                400            493,670
   Roche Holding AG-Genussshein            Pharmaceuticals...................                 70            532,845
                                                                                                         ----------
                                                                                                          1,648,380
                                                                                                         ----------
TAIWAN -- 1.3%
   Asia Cement Corp.                       Cement............................             15,000            300,000
   Siliconware Precision Industries Co.    Manufactures Electronics..........             30,000            246,000
                                                                                                         ----------
                                                                                                            546,000
                                                                                                         ----------
THAILAND -- 0.9%
   PTT Exploration and Production
      Public Co.                           Oil & Gas Exploration.............              5,000             68,628
   PTT Exploration and Production
      Public Co. (Foreign Shares)          Oil & Gas Exploration.............             10,000            143,531
   Thai Farmers Warrants 09/15/03          Banking...........................              1,375              1,348
   Thai Farmers Bank Co.                   Banking...........................             21,000            160,589
                                                                                                         ----------
                                                                                                            374,096
                                                                                                         ----------
UNITED KINGDOM -- 19.2%
   British Aerospace plc                   Aerospace.........................             43,000            815,819
   British Airways plc                     Airlines..........................              5,000            451,250
   British Telecommunications plc
       Sponsor ADR                         Telecommunications................              7,000            403,375
   Carlton Communications plc
      Sponsor ADR                          Broadcasting......................             15,000            611,250
   Kingfisher plc                          Retail Department Stores..........             55,000            585,677
   Lloyds TSB Group plc                    Banking...........................             90,796            574,948
   Pearson plc                             Publishing........................             42,000            517,574
   Prudential Corp. plc                    Insurance.........................             85,000            642,578
   Reed International plc                  Publishing........................             33,000            613,754
   Reuters Holdings plc Sponsor ADR        Publishing........................              8,000            595,000
   Shell Transport and Trading Co. plc     Oil & Gas Exploration &
                                             Distribution....................             28,000            458,397
   Siebe plc                               Machinery Manufacturer............             28,000            438,823
   Smithkline Beecham plc                  Pharmaceuticals...................             54,646            674,302
   Unilever plc Sponsor ADR                Manufacturer - Consumer Goods.....              6,000            514,500
                                                                                                         ----------
                                                                                                          7,897,247
                                                                                                         ----------
         TOTAL COMMON STOCK (COST $39,780,218) ........................................                  41,171,846
                                                                                                         ----------


                       See notes to financial statements.
                                       6

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           Value
                                                                                          Par           (Note 2)
                                                                                         ------           --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
   Federal Home Loan Banks, 5.50%,
      11/01/96 (COST $868,000) ..............................................            868,000           $868,000
                                                                                                        -----------

TOTAL INVESTMENTS (COST $40,648,218)+-- 102.0%..........................................                $42,039,846

OTHER ASSETS AND LIABILITIES, NET-- (2.0)%..............................................                   (830,916)
                                                                                                        -----------

NET ASSETS-- 100.0%.....................................................................                $41,208,930
                                                                                                        ===========



*    Non-income producing security.

+ Also the cost for Federal income tax purposes. At October 31, 1996, net unrealized appreciation was $1,391,628. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $3,072,239, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,680,611.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt


                       See notes to financial statements.
                                       7

FINANCIAL STATEMENTS -- STATEMENT OF ASSETS AND LIABILITIES

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

Assets:
Investments, at market (identified cost $40,648,218) .....................                            $  42,039,846
Cash......................................................................                                      224
Forward foreign currency exchange contract held, at market
   (identified cost $516,140).............................................                                  513,503
Receivables:
   Dividends and interest ................................................                                   80,614
   Foreign taxes recoverable .............................................                                   21,248
   Investment securities sold ............................................                                  452,145
   Forward foreign currency exchange contracts sold (Note 6) .............                                    6,549
Deferred organizational costs (Note 2)....................................                                   96,971
                                                                                                      -------------
      Total Assets .......................................................                               43,211,100

Liabilities:
Payables:
   Investment securities purchased........................................             $1,388,965
   Due to Advisor.........................................................                 28,857
   Accrued expenses (Note 4) .............................................                 61,653
   Forward foreign currency exchange contract (Note 6) ...................                516,140
   Foreign currencies to deliver (Note 6) ................................                  6,555
                                                                                       ----------
      Total Liabilities ..................................................                                2,002,170
                                                                                                      -------------

Net Assets  ..............................................................                              $41,208,930
                                                                                                      =============


Net Assets consist of:
Common stock .............................................................                                   $3,946
Additional capital paid in ...............................................                               40,009,495
Undistributed net investment income.......................................                                  203,214
Accumulated net realized loss on:
   Investments ...........................................................                                 (330,346)
   Foreign currency transactions .........................................                                  (63,127)
Net unrealized appreciation (depreciation) on:
   Investments ...........................................................                                1,391,628
   Translation of assets and liabilities in foreign currencies ...........                                   (5,880)
                                                                                                      -------------

Net Assets, for 3,945,864 shares outstanding .............................                              $41,208,930
                                                                                                      =============

NetAsset Value offering price and redemption price per share ($41,208,930 /
   3,945,864 outstanding shares of common stock, $0.001 par value) .......                                   $10.44
                                                                                                      =============

                       See notes to financial statements.

STATEMENT OF OPERATIONS

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                                                                                        For the Fiscal Year Ended
                                                                                            October 31, 1996
                                                                                     ------------------------------

Investment Income:
      Dividends ..........................................................                                 $532,282
      Interest ...........................................................                                   84,531
                                                                                                      -------------
                                                                                                            616,813
      Less foreign taxes withheld ........................................                                  (48,451)
                                                                                                      -------------
                                                                                                            568,362
Expenses:
      Investment advisory fee (Note 4) ...................................               $218,232
      Administration fee (Note 4) ........................................                 50,000
      Accounting fee (Note 4) ............................................                 60,000
      Custodian fees .....................................................                 37,677
      Amortization of organizational expenses (Note 2) ...................                 25,924
      Reports to shareholders ............................................                 12,739
      Legal ..............................................................                 11,747
      Audit ..............................................................                 26,800
      Registration fees ..................................................                 21,516
      Directors' fees and expenses (Note 4) ..............................                 21,750
      Transfer agency fees ...............................................                 17,647
      Other ..............................................................                 21,085
                                                                                       ----------
         Total expenses before fee waivers ...............................                525,117
         Advisory fee waived (Note 4) ....................................               (138,238)
         Administration fee waived (Note 4) ..............................                 (9,358)
         Accounting fee waived (Note 4) ..................................                (11,229)
         Transfer agency fee waived (Note 4) .............................                 (2,573)
                                                                                       ----------

            Total Expenses, net ..........................................                                  363,719
                                                                                                      -------------

      Net investment income ..............................................                                  204,643
                                                                                                      -------------

Realized and unrealized gain (loss) from investments and foreign currency:
   Net realized loss from:
      Investments ........................................................                                 (306,807)
      Foreign currency transactions ......................................                                  (63,127)
   Net unrealized appreciation (depreciation) during the year on:
      Investments ........................................................                                2,071,153
      Translation of assets and liabilities in foreign currencies ........                                   (5,836)
                                                                                                      -------------

   Net realized and unrealized gain from investments and
      foreign currency....................................................                                1,695,383
                                                                                                      -------------

Net increase in net assets resulting from operations .....................                               $1,900,026
                                                                                                      =============


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                                                                                                        For the Period
                                                                                                        August 3, 1995
                                                                                      For the Fiscal   (Commencement of
                                                                                        Year Ended    Operations) through
                                                                                    October 31, 1996   October 31, 1995
                                                                                    ----------------   ----------------

Increase (Decrease) in Net Assets:
Operations:
   Net investment income..................................................               $204,643           $40,266
   Net realized gain (loss)  on:
      Investments ........................................................               (306,807)          (23,539)
      Foreign currency transactions ......................................                (63,127)           36,990
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................              2,071,153          (679,525)
      Translation of assets and liabilities in foreign currencies ........                 (5,836)              (44)
                                                                                      -----------       -----------

   Net increase (decrease) in net assets resulting from operations .......              1,900,026          (625,852)
                                                                                      -----------       -----------

Distributions to shareholders from:
   Net investment income ($0.043 and $0, respectively)....................                (78,685)                0
                                                                                      -----------       -----------

Increase in net assets from Fund share transactions (Note 5) .............             22,623,847        17,289,594
                                                                                      -----------       -----------

   Increase in net assets ................................................             24,445,188        16,663,742

Net Assets:
   Beginning of period....................................................             16,763,742           100,000
                                                                                      -----------       -----------

   End of period..........................................................            $41,208,930       $16,763,742
                                                                                      ===========       ===========



                       See notes to financial statements.
                                       10

FINANCIAL HIGHLIGHTS

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                 For the Period
                                                                                 August 3, 1995
                                                           For the Fiscal       (Commencement of
                                                             Year Ended        Operations) through
                                                          October 31, 1996      October 31, 1995
                                                          ----------------      ----------------


Net Asset Value - Beginning of Period ............              $9.61                $10.00
                                                               ------                ------

Investment Operations:
   Net investment income .........................               0.07                  0.02
   Net realized and unrealized gain (loss)
      on investment and foreign currency
      transactions ...............................               0.80                 (0.41)
                                                               ------                ------

         Total from investment operations ........               0.87                 (0.39)
                                                               ------                ------

Distributions:
   From net investment income ....................             (0.04)                    --
                                                               ------                ------


Net Asset Value - End of Period ..................             $10.44                 $9.61
                                                               ======                ======


Total Return .....................................              9.11%               (3.90)%
Ratios (to average net assets) - Supplemental Data:
   Expenses1 .....................................              1.25%                1.25%*
   Net investment income .........................              0.70%                1.02%*
Portfolio turnover rate ..........................             59.11%               42.21%*
Average commission rate paid .....................            $0.0211                    --
Net assets at end of period (000's omitted).......            $41,209               $16,764


1 Without waivers the annualized ratio of expenses to average daily net assets would have been 1.80% and 2.60% for the periods ended October 31, 1996, and 1995, respectively.

*    Annualized.


                       See notes to financial statements.
                                       11

NOTES TO FINANCIAL STATEMENTS

1838 INTERNATIONAL EQUITY FUND                                  OCTOBER 31, 1996
--------------------------------------------------------------------------------

Note 1 -- Description of the Fund -- The 1838 Investment Advisors Funds (the "Trust"), a diversified, open-end management investment company, was established as a series Delaware business trust on December 9, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established two series: the 1838 International Equity Fund and the 1838 Small Cap Equity Fund. The 1838 International Equity Fund (the "Fund"), the first of the two series currently offered by the Trust, commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. The 1838 International Equity Fund is presented in this report.

Note 2 -- Significant Accounting Policies.

Security Valuation. The Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. At October 31, 1996 there were no securities valued by the Board of Trustees.

Federal Income Taxes. The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1996, the Fund had a net tax basis capital loss carryforward available to offset future capital gains, if any, of approximately $330,000, of which $24,000 will expire on October 31, 2003, and $306,000 will expire on October 31, 2004.

Dividends and Capital Gain Distributions. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. These distributions will be made annually in December. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

Deferred Organizational Costs. Costs incurred by the Fund in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Note 2 -- Significant Accounting Policies -- continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.

Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, the Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Note 3 -- Purchases and Sales of Investment Securities -- Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 1996 were $40,144,412 and $16,404,096, respectively.

Note 4 -- Advisory Fee and Other Transactions with Affiliates -- The Trust, on behalf of the Fund, employs 1838 Investment Advisors, L.P. (the "Investment Adviser"), a Delaware limited partnership and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Trust. The Investment Adviser supervises the investments of the assets of the Fund in accordance with its investment objective, policies and restrictions. The Fund's assets are managed by MeesPierson 1838 Investment Advisors (the "Sub-Adviser") pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and the Sub-Adviser. The Sub-Adviser is compensated by the Investment Adviser for the services it provides.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Note 4 -- Advisory Fee and Other Transactions with Affiliates -- continued

The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Investment Adviser has voluntarily agreed to waive its advisory fee or reimburse the Fund monthly to the extent that the Fund's total operating expenses, after waivers from affiliates, will exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded at any time in the future. The advisory fee for the year ending October 31, 1996 amounted to $218,232, of which $138,238 was waived.

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional portfolio added to a series. RSMC has agreed to waive a portion of its fees. For the fiscal year ended October 31, 1996, RSMC's administration fees amounted to $50,000, of which $9,358 was waived. At October 31, 1996, Administration fees payable to RSMC amounted to $8,334.

Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, has been engaged pursuant to a Distribution Agreement with the Trust to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD receives no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses. There are no expenses payable to RSD at October 31, 1996.

RSMC serves as Accounting Agent to the Fund. As Accounting Agent, RSMC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust. At October 31, 1996, Accounting service fees payable to RSMC amounted to $10,000.

RSMC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, RSMC receives a monthly fee computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. At October 31, 1996, Transfer Agent fees payable to RSMC amounted to $1,561.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Adviser or its affiliates and all personnel of the Trust or the Investment Adviser performing services related to research, statistical and investment activities are paid by the Investment Adviser or its affiliates. The fees and expenses payable to the "non-interested" Trustees amounted to $3,750 on October 31, 1996.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Note 5 -- Fund Share Transactions -- At October 31, 1996, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. Transactions in shares of the Fund were as follows:

                                                For the Fiscal Year                 For the Period
                                               Ended October 31, 1996           Ended October 31, 1995
                                            ----------------------------      --------------------------
                                             Shares             Amount         Shares           Amount
                                            ---------        -----------      ---------      -----------

Shares sold.........................        2,653,604        $27,246,882      1,742,436      $17,357,801
Shares issued to shareholders in
   reinvestment of distributions
   from net investment income.......            7,882             78,427              0                0
Shares redeemed.....................         (460,886)        (4,701,462)        (7,172)         (68,207)
                                            ---------        -----------      ---------      -----------

Net increase .......................        2,200,600        $22,623,847      1,735,264      $17,289,594
                                                             ===========                     ===========

Shares outstanding:
   Beginning of period..............        1,745,264                            10,000
                                            ---------                         ---------

   End of period....................        3,945,864                         1,745,264
                                            =========                         =========


Note 6 -- Commitments -- As of October 31, 1996, the Fund had entered into forward foreign currency exchange contracts which contractually obligates the Fund to deliver currencies at specified future dates. The open contracts are as follows:

                                                                 Net Unrealized
                                                                  Depreciation
Contracts to Deliver      In Exchange For        Settlement Date      U.S. $
--------------------      ---------------        ---------------   ------------

British Pound  4,032    U.S. Dollar      6,549       11/04/96             (6)

U.S. Dollar  516,140    British Pound  315,856       11/04/96         (2,637)

REPORT OF INDEPENDENT ACCOUNTANTS

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the 1838 Investment Advisors Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of net assets of the 1838 International Equity Fund, a series of the 1838 Investment Advisors Funds, as of October 31, 1996 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1838 International Equity Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 6, 1996

TAX INFORMATION (UNAUDITED)

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

During the fiscal year ended October 31, 1996, the Fund recognized $218,409 of foreign source income.

In January 1997, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1996. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

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


                                    TRUSTEES
                           ---------------------------
                                W. THACHER BROWN
                             CHARLES D. DICKEY, JR.
                              FRANK B. FOSTER, III
                             GEORGE W. GEPHART, JR.
                              ROBERT P. HAUPTFUHRER


                                    OFFICERS
                           ---------------------------
                                W. THACHER BROWN
                                    President

                             GEORGE W. GEPHART, JR.
                                 Vice President

                            JOHANNES B. van den BERG
                                 Vice President

                               ANNA M. BENCROWSKY
                            Vice President, Treasurer
                                  and Secretary

                                 JOHN J. KELLEY
                               Assistant Treasurer

                                LAURIE V. BROOKS
                               Assistant Secretary

                               INVESTMENT ADVISOR
                           ---------------------------
                         1838 INVESTMENT ADVISORS, L.P.
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                   SUB-ADVISOR
                           ---------------------------
                      MEESPIERSON 1838 INVESTMENT ADVISORS
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                    CUSTODIAN
                           ---------------------------
                              BANKERS TRUST COMPANY
                                 280 PARK AVENUE
                               NEW YORK, NY 10017

                                     COUNSEL
                           ---------------------------
                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                           ---------------------------
                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103